EXHIBIT 10.14

                                    AGREEMENT


                                       OF


                                PURCHASE AND SALE


                                       AND


                            JOINT ESCROW INSTRUCTIONS


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                                TABLE OF CONTENTS
                                -----------------
                                                                            Page

1.       Purchase and Sale....................................................2

2.       Purchase Price.......................................................2

3.       Payment of Purchase Price............................................2

4.       Escrow...............................................................3

5.       Condition of Title...................................................3

6.       Title Policy.........................................................3

7.       Conditions to Close of Escrow........................................4

8.       Deposits by Seller...................................................9

9.       Deposits by Buyer...................................................10

10.      Costs and Expenses..................................................11

11.      Prorations..........................................................11

12.      Disbursements and Other Actions by Escrow Holder....................12

13.      Seller's Covenants, Representations and Warranties..................13

14.      Buyer's Covenants, Representations and Warranties...................14

15.      LIQUIDATED DAMAGES..................................................16

16.      Buyer's Remedies....................................................16

17.      Damage or Condemnation Prior to Closing.............................17

18.      Notices.............................................................17

19.      Brokers.............................................................19

20.      Legal Fees..........................................................19

21.      Assignment..........................................................19

22.      Miscellaneous.......................................................19


Exhibit "A"   Legal Description Of Property
Exhibit "B"   Special Warranty Deed
Exhibit "C"   Tenant's Estoppel Certificate
Exhibit "D"   Seller's Estoppel Certificate
Exhibit "E"   Transferor's Certification of Non-Foreign Status
Exhibit "F"   Assignment Of Leases And Assumption Agreement
Exhibit "G"   Assignment Of Contracts And Assumption Agreement
Exhibit "H"   Bill Of Sale

                                      (i)

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                         AGREEMENT OF PURCHASE AND SALE
                          AND JOINT ESCROW INSTRUCTIONS


TO:   Lawyers Title of Arizona, Incorporated      Escrow No.:  00342944-204 JL
      40 E. Mitchell Drive                        Escrow Officer:  Joel Lazarus
      Phoenix, Arizona 85012                      Title Order No.:_____________
      ("Escrow Holder")                           Title Officer:_______________


         This AGREEMENT OF PURCHASE AND SALE AND JOINT ESCROW INSTRUCTIONS ("Agreement") is made and entered into as of this ____ day of September, 2001, by and between ARROWHEAD FOUNTAINS PARTNERS, LLC, a Delaware limited liability company ("Seller"), and AMERIVEST PROPERTIES, INC., a Maryland corporation ("Buyer"), with respect to the following:


                                R E C I T A L S
                                - - - - - - - -


     A. Seller desires to sell to Buyer and Buyer desires to purchase from Seller, upon the terms and conditions hereinafter set forth, all of Seller's right, title and interest in and to the following:

          1. That certain real property located in the City of Peoria ("City"), County of Maricopa, State of Arizona, described on Exhibit "A" attached hereto, together with all right, title and interest of Seller, if any, in any mineral rights, air rights, water rights, or gores or strips of land adjoining or appurtenant to the foregoing real property (the "Land") improved with an office building, with a street address of 16150 North Arrowhead Fountains Center Drive, associated parking areas and other improvements located thereon (the "Improvements").

          2. All of Seller's interest as lessor in all leases (the "Leases") covering the Land and Improvements.

          3. All of Seller's interests in any service, maintenance, management or other contract currently in effect with respect to the Land or Improvements (the "Contracts").

          4. All personal property owned by Seller and used in the operation of the Land or Improvements (the "Personal Property").

          5. All of Seller's interests, if any, in any intangible property used in connection with the foregoing (the "Intangibles").

     B. The Land, together with the Improvements, and Seller's interest in the Leases, Contracts, Personal Property, and Intangibles, shall hereinafter be collectively referred to as the "Property."

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     C. The Property is currently encumbered by a Deed of Trust recorded
November 2, 2000 in the Official Records of Maricopa County as Document No. 200000856477, securing a loan (the "Loan") in the original principal sum of Nine Million Three Hundred Thousand Dollars ($9,300,000.00) made by Nationwide Life Insurance Company, an Ohio corporation ("Nationwide") to Seller.

     NOW THEREFORE, in consideration of the mutual covenants and agreements herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller and Buyer hereby agree that the terms and conditions of this Agreement and the instructions to Escrow Holder with regard to the escrow ("Escrow") created pursuant hereto are as follows:


                               A G R E E M E N T :
                               - - - - - - - - -

     1. Purchase and Sale. Seller agrees to sell the Property to Buyer, and Buyer agrees to purchase the Property from Seller, upon the terms and conditions herein set forth.

     2. Purchase Price. The purchase price ("Purchase Price") for the Property shall be Thirteen Million Two Hundred Fifty Thousand Dollars ($13,250,000.00).


     3. Payment of Purchase Price. The Purchase Price for the Property shall be paid by Buyer as follows:

          (a) Deposit. Upon the "Opening of Escrow" (as defined in Paragraph 4(a) below), Buyer shall deposit, or cause to be deposited, with Escrow Holder, in cash, by certified or bank cashier's check made payable to Escrow Holder, or by a confirmed wire transfer of funds (hereinafter referred to as "Immediately Available Funds"), the sum of One Hundred Thousand Dollars ($100,000.00) (the "Deposit"). Escrow Holder shall place the Deposit in an interest-bearing account. The Deposit shall be refundable to Buyer if Buyer terminates this Agreement in accordance with any of its rights to do so.

          (b) Assumption of the Loan. The Purchase Price shall be deemed to include Buyer's assumption of the Loan. The amount of the outstanding principal balance of the Loan and any accrued and unpaid interest thereon as of the Close of Escrow (the "Encumbrance Amount") shall be established by a statement from Nationwide and delivered to Escrow Holder prior to the Close of Escrow, and Buyer shall be credited with such Encumbrance Amount upon the Close of Escrow. Buyer hereby agrees to pay for, and shall hold Seller free and harmless from, any and all costs associated with the assumption of the Loan, including without limitation, any assumption fees, points and/or attorneys' fees payable to Nationwide in connection with the assumption of the Loan, but excluding any delinquent amounts owing by Seller under the Loan and attorneys' fees incurred by Seller's counsel.

          (c) Closing Funds. Prior to the Close of Escrow, Buyer shall deposit or cause to be deposited with Escrow Holder, in Immediately Available Funds, the Purchase Price less the Deposit and the Encumbrance Amount, subject to such credits and adjustments hereinafter set forth.

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     4.   Escrow.

          (a) Opening of Escrow. For purposes of this Agreement, the Escrow shall be deemed opened on the date Escrow Holder shall have received the Deposit from Buyer, as well as a fully executed original or originally executed counterparts of this Agreement from Seller and Buyer (the "Opening of Escrow"), and Escrow Holder shall notify Buyer and Seller, in writing, of the date Escrow is opened. Buyer and Seller agree to execute, deliver and be bound by any reasonable or customary supplemental escrow instructions of Escrow Holder or other instruments as may reasonably be required by Escrow Holder in order to consummate the transaction contemplated by this Agreement. Any such supplemental instructions shall not conflict with, amend or supersede any portions of this Agreement. To the extent of any inconsistency between the provisions of such supplemental instructions and the provisions of this Agreement, the provisions of this Agreement shall control.

          (b) Close of Escrow. For purposes of this Agreement, the "Close of Escrow" shall be defined as the date that the Special Warranty Deed ("Deed"), the form of which is attached hereto as Exhibit "B", conveying the Property to Buyer, subject only to the matters included within the Condition of Title (as hereinafter defined), is recorded in the Official Records of Maricopa County, Arizona Recorder's Office (the "Official Records"). This Escrow shall close on or before the date (the "Closing Date") which is the later of (i) fifteen (15) days following the date of the expiration of the Contingency Period or (ii) the closing of Buyer's assumption of the Loan; provided, however, in no event shall the Closing Date occur later than December 15, 2001.

     5. Condition of Title. It shall be a condition to the Close of Escrow for Buyer's benefit that title to the Property shall be conveyed to Buyer by the Deed subject only to the following condition of title ("Condition of Title"):

          (a) A lien to secure payment of general and special real property taxes and assessments, not delinquent.

          (b) Matters affecting the Condition of Title created by or with the written consent of Buyer.

          (c) All matters which are disclosed by the Survey described in Paragraph 7(a)(ii) below which are approved or deemed approved by Buyer as provided herein.

          (d) All exceptions which are disclosed by the "Report" described in Paragraph 7(a)(ii) below which are approved or deemed approved by Buyer as provided therein.

          (e) All applicable laws, ordinances, rules and governmental regulations (including, but not limited to, those relative to building, zoning and land use) affecting the development, use, occupancy or enjoyment of the Property.

     6. Title Policy. Title shall be evidenced by the willingness of Escrow Holder in its capacity as title insurer ("Title Company") to issue its Standard Owner's Form Policy of Title Insurance ("Title Policy") in the amount of the Purchase Price showing title to the Property vested in Buyer, subject only to the matters included within the Condition of Title.

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     7.   Conditions to Close of Escrow.

          (a) Conditions to Buyer's Obligations. Buyer's obligation to consummate the transaction contemplated by this Agreement is subject to the satisfaction of the following conditions for Buyer's benefit (or Buyer's written waiver or deemed waiver thereof, it being agreed that Buyer may waive any or all of such conditions) on or prior to the dates designated below for the satisfaction of such conditions. In the event Buyer terminates this Agreement based on a failure of any of the following conditions, (i) this Agreement and the Escrow created pursuant hereto shall terminate and be of no further force or effect (except for the indemnity and insurance obligations of Buyer contained above in Paragraph 7(a)(i)(A) below, the mutual indemnities set forth in Paragraph 19 below, the obligations of the parties under Paragraph 20 below, and the covenants of Buyer set forth in Paragraph 22(a) below, which shall survive any such termination), (ii) Escrow Holder shall return to Buyer the Deposit and all interest accrued thereon (less Buyer's share of escrow cancellation charges), and (iii) Buyer shall return to Seller all Documents and Materials (defined below) previously delivered to Buyer by Seller, and Seller shall return to Buyer all documents previously delivered to Seller by Buyer, other than reports or documents related to any Phase II investigation conducted by Buyer upon the property, which Seller shall be entitled to retain.

             (i) Contingency Matters. Buyer shall have until 5 p.m. on the date which is thirty (30) days following the Opening of Escrow (such period of time shall be referred to herein as the "Contingency Period") to satisfy itself, in Buyer's sole and absolute discretion, as to the following matters:

                 (A) Buyer's Review of the Property and Related Matters. Buyer shall be satisfied with all aspects of the Property and its condition and suitability for Buyer's intended use thereof, including, without limitation, the zoning for the Property and the availability of all permits, licenses, variances and the like necessary for Buyer's intended use of the Property. During the term of this Escrow, Buyer, its agents, contractors and subcontractors shall have the right to enter upon the Property, at reasonable times during customary business hours following not less than twenty-four (24) hours prior notice to Seller, to make such inspections, surveys and tests as may be necessary in Buyer's discretion, including, without limitation, soils tests, toxic waste analysis, geological and/or engineering studies and land use or related studies; provided, however, if Buyer proposes to make any tests in connection with any Phase II environmental report or any other tests which involve drilling, boring or other similar intrusive or invasive action on or under the Property, then Buyer shall obtain Seller's written consent prior to making any such tests, which consent shall not unreasonably be withheld. In the event Buyer elects to obtain a Phase II environmental report, and Seller consents to such testing, Buyer agrees to conduct such testing so as to minimize any interference with the conduct of business on the Property and intrusiveness to the Land and Improvements. Furthermore, Buyer agrees to provide Seller with a copy of any reports or test results following such tests or investigations. Buyer shall use care and consideration in connection with any of its inspections or tests and Seller shall have the right to be present during any inspection of the Property by Buyer or its agents, provided that the inability of Seller to be present shall not preclude Buyer from making an inspection. Buyer shall restore the Property to its original condition after any and all tests and/or inspections. Buyer hereby indemnifies, protects, defends (with counsel chosen by Seller) and holds Seller and the Property free and harmless from and against any and all costs,

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losses, liabilities, damages, lawsuits, judgments, actions, proceedings, penalties, demands, attorneys' fees, mechanic's liens, or expenses of any kind or nature whatsoever, arising out of or resulting from any entry and/or activities upon the Property by Buyer, Buyer's agents, contractors and/or subcontractors, and/or the contractors and subcontractors of such agents; provided, however, Buyer shall not be required to indemnify Seller for costs, losses, liabilities or damages resulting from the negligence or willful misconduct of Seller, or for any pre-existing environmental condition on the Property discovered by Buyer during the course of its investigations unless Buyer exacerbates such pre-existing condition following Buyer's discovery thereof.

                 (B) Insurance. Prior to any entry upon the Property by Buyer's agents, contractors, subcontractors or employees, Buyer shall deliver to Seller an original endorsement to Buyer's commercial general liability insurance policy which evidences that Buyer is carrying a commercial general liability insurance policy with a rating of A-VIII or better, covering (i) the activities of Buyer, and Buyer's agents, contractors, subcontractors and employees on or upon the Property, and (ii) Buyer's indemnity obligation contained in Paragraph 7(a)(i)(A) above. Such endorsement to such insurance policy shall evidence that such insurance policy shall have a per occurrence limit of at least One Million Dollars ($1,000,000.00) and an aggregate limit of at least Two Million Dollars ($2,000,000.00), shall name Seller as an additional insured, shall be primary and noncontributing with any other insurance available to Seller and shall contain a full waiver of subrogation clause. Additionally, Buyer shall be required to carry an umbrella policy with a limit of at least Ten Million Dollars ($10,000,000).

                 (C) Review and Approval of Documents and Materials. Seller has previously delivered to Buyer those documents and materials respecting the Property set forth below (the "Documents and Materials"). The failure of Buyer to disapprove any of the Documents and Materials on or before the expiration of the Contingency Period shall be deemed to constitute Buyer's approval thereof:

                    (a) Leases. Complete copies of all Leases with the tenants (the "Tenants") of the Property.

                    (b) Rent Roll. A schedule ("Rent Roll") setting forth the name of each Tenant, the portion of the Improvements covered by the applicable Lease, and the amount of any security deposit paid by the applicable Tenant.

                    (c) Improvement Plans. Complete "as-built" plans, drawings and specifications relating to the Improvements.


                    (d) Permits. A copy of all building permits and certificates of occupancy pertaining to the Property.

                    (e) Soils and Engineering Reports. All existing and available soils, environmental and building reports and engineering data pertaining to the Property and any and all architectural studies, grading plans, topographical maps and similar data regarding the Property.

                    (f) Contracts. Copies of all Contracts, including service, maintenance, management and other contracts currently in effect with respect to the Property.

                    (g) Delinquent Report. A current delinquency report setting forth the name of all tenants that are delinquent in the payment of any amounts owing pursuant to the leases, together with the amounts and periods of such delinquencies.

                 (D) Dissatisfaction. If, during the Contingency Period, Buyer determines that it is dissatisfied, in Buyer's sole and absolute discretion, with any aspects of the Property and/or its condition or suitability for Buyer's intended use or with any of the Documents and Materials, then Buyer may terminate this Agreement and the Escrow created pursuant hereto by delivering written notice to Seller and Escrow Holder on or before the expiration of the Contingency Period of Buyer's election to terminate. If Buyer fails to deliver any such termination notice to Seller and Escrow Holder on or before the expiration of the Contingency Period, then, as of the date of the expiration of the Contingency Period, Buyer shall be deemed to be satisfied with all aspects of the Documents and Materials and with all aspects of the Property, including, without limitation, the condition and suitability of the Property for Buyer's intended use.

                 (E) Prior to the expiration of the Contingency Period, Buyer shall have completed a review of Seller's books and records with respect to the operation, leasing and management of the Property, which books and records Seller agrees to make available for review by representatives of the accounting firm of Arthur Andersen on behalf of Buyer at Seller's offices during Seller's normal business hours upon prior reasonable notice to Seller of the actual date and time of such a review. Such review shall be for purposes of determining compliance with certain regulations of the Securities and Exchange Commission applicable to Buyer. If Buyer is not satisfied with the results of such review, Buyer shall have the right to terminate this Agreement and the Escrow created pursuant hereto by delivering written notice to Seller and Escrow Holder on or before the expiration of the Contingency Period of Buyer's election to terminate.

              (ii) Buyer's Review of Title.

                  (A) Buyer shall have until that date which is twenty (20) days (the "Title Review Period") after Buyer's receipt of a standard preliminary report from the Title Company with respect to the Land, together with the underlying documents relating to the Schedule B exceptions set forth in such report (collectively, the "Report"), as well as a copy of the most recent survey of the Land and Improvements in Seller's possession (the "Survey") in which to give Seller and Escrow Holder written notice ("Buyer's Title Notice") of Buyer's disapproval or conditional approval of any matters shown in the Report. The failure of Buyer to give Buyer's Title Notice on or before the end of the Title Review Period shall be deemed to constitute Buyer's approval of the condition of title to the Property.


                  (B) If Buyer disapproves or conditionally approves any matter of title shown in the Report, then Seller may, but shall have no obligation to, within five (5) days after its receipt of Buyer's Title Notice ("Seller's Election Period"), elect to eliminate or ameliorate to Buyer's satisfaction the disapproved or conditionally approved title matters by giving Buyer written notice ("Seller's Title Notice") of those disapproved or conditionally approved title matters, if any, which Seller agrees to so eliminate or ameliorate by the Closing Date.

                  (C) If Seller does not elect to eliminate or ameliorate any disapproved or conditionally approved title matters, or if Buyer disapproves Seller's Title Notice, or if Seller fails to timely deliver Seller's Title Notice, then Buyer shall have the right, upon delivery to Seller and Escrow Holder (on or before five (5) days following the expiration of Seller's Election Period) of a written notice, to either (a) waive its prior disapproval, in which event said disapproved matters shall be deemed approved, or (b) terminate this Agreement. Failure to take either one of the actions described in clauses (a) and (b) above shall be deemed to be Buyer's election to take the action described in clause (a) above. Notwithstanding anything to the contrary contained in this Paragraph 7(a)(ii), Seller agrees to, on or before the Close of Escrow, release, or cause the release of, all voluntary monetary liens affecting the Property, other than non-delinquent real property taxes and assessments. Further notwithstanding anything to the contrary contained in this Paragraph 7(a)(ii), during the term of this Escrow, Seller will not voluntarily change the condition of title approved by Buyer in a manner adverse to Buyer which will survive the Close of Escrow.

                  (D) If, in Seller's Title Notice, Seller has agreed to either eliminate or ameliorate to Buyer's satisfaction by the Closing Date certain disapproved or conditionally approved title matters described in Buyer's Title Notice, but Seller is unable to do so after using commercially reasonable efforts to do so, then Buyer shall have the right (which shall be Buyer's sole and exclusive right or remedy for such failure), upon delivery to Seller and Escrow Holder (on or before one (1) business day prior to the Closing Date) of a written notice to either (a) waive its prior disapproval, in which event said disapproved matters shall be deemed approved, or (b) terminate this Agreement and the Escrow created pursuant hereto, in which event Buyer shall be entitled to the return of the Deposit, together with all interest accrued thereon while in Escrow. Failure to take either one of the actions described in clauses (a) and (b) above shall be deemed to be Buyer's election to take the action described in clause (a) above. In the event this Agreement is terminated by Buyer pursuant to the provisions of this Paragraph 7(a)(ii), neither party shall have any further rights or obligations hereunder except that the indemnity and insurance obligations of Buyer set forth in Paragraph 7(a)(i)(A) above and the covenants of Buyer set forth in Paragraph 22(a) below shall survive any such termination.

                  (E) Buyer may, at or prior to the Close of Escrow, notify Seller in writing ("Gap Notice") of any objections to title (a) first disclosed by the Title Company between the expiration of the Title Review Period and the Close of Escrow, and (b) not otherwise known to Buyer prior to the expiration of the Title Review Period; provided that Buyer must notify Seller of such objection within two (2) business days of being made actually aware of the existence of such exception; otherwise the right to object thereto shall be waived. If Buyer delivers a Gap Notice to Seller, then Buyer and Seller shall have the same rights and obligations with respect to such notice as are applicable to a Buyer's Title Notice pursuant to the foregoing.

                  (F) Buyer agrees that its acceptance of the Title Policy shall be in full satisfaction of any express or implied warranty of Seller as to the condition of title to the Property (other than the warranties of title contained in the Deed), and in the event there are any title exceptions or defects, including, without limitation, liens, encumbrances, covenants, conditions, reservations, restrictions, rights, rights of way, or easements, which, in Buyer's opinion, constitute a defect in title not shown or revealed in the Report, the Title Policy, or otherwise contemplated in Paragraph 5 of this Agreement above, Buyer shall look solely to the Deed and the remedies available to Buyer under the Title Policy, and Seller shall otherwise have no responsibility or liability therefor.

              (iii) Seller's Obligations. As of the Close of Escrow, Seller shall have performed all of the obligations required to be performed by Seller under this Agreement.


              (iv)  Estoppel Certificates.

                    (A) Buyer shall have received and approved estoppel certificates ("Estoppel Certificates") duly executed by each of the Tenants and dated not earlier than forty-five (45) days prior to the Closing Date. The Estoppel Certificates shall be in the form of, and upon the terms contained in, the applicable Lease of each Tenant or, if no form is specified therein, then in the form of Exhibit "C" attached hereto, with such modifications for the Tenants as may be requested by Seller and reasonably approved by Buyer. Seller shall deliver the original executed Estoppel Certificates to Buyer no later than seven
(7) business days prior to the Closing Date. In the event that Seller has been unable to obtain the Estoppel Certificates prior to the Closing Date, Seller shall have the right, but not the obligation, to extend from time to time the Closing Date until the Estoppel Certificates have been obtained, provided that the Closing Date shall in no event be extended for more than thirty (30) days. Buyer's failure to disapprove an Estoppel Certificate prior to the Closing Date shall be deemed to constitute Buyer's approval thereof. Buyer shall only be permitted to disapprove the Estoppel Certificates if it alleges a material default by Seller under the applicable Lease or discloses a material conflict with the terms set forth in the Lease.

                    (B) Seller shall use its commercially reasonably efforts to obtain the Estoppel Certificates from the Tenants, and Buyer acknowledges that Seller shall not be required to request that the Tenants execute and deliver the Estoppel Certificates until the Contingency Period has expired. Such commercially reasonable efforts shall not be construed to require Seller to threaten or initiate litigation, grant any concession or pay any consideration.


                    (C) In the event that Seller has been unable to obtain Estoppel Certificates from all Tenants, if Seller shall have obtained Estoppel Certificates from Tenants occupying at least eighty percent (80%) of the rentable square footage of the Improvements, Seller may nevertheless require Buyer to go forward with the purchase of the Property, and in such event, Seller shall deliver its own, separate certificate to Buyer for Tenants occupying not more than twenty percent (20%) of the rentable square footage of the Improvements who shall not have executed and delivered an Estoppel Certificate ("Seller's Certificate"), wherein Seller certifies to Buyer the facts set forth in the Estoppel Certificate with respect to the Leases for which an Estoppel Certificate was not obtained. The form of the Seller's Certificate is attached hereto as Exhibit "D". The Seller's Certificate shall survive the Close of Escrow for a period of six (6) months. If an Estoppel Certificate is obtained after the Close of Escrow, the Estoppel Certificate shall replace the applicable Seller's Certificate to the extent they are not inconsistent, and Seller shall not have any obligations or liabilities under the Seller's Certificate to the extent that it is so replaced.

              (v) Assumption of the Loan. Within forty-five (45) days following the expiration date of the Contingency Period, Buyer shall have obtained Nationwide's written approval to Buyer's assumption of the Loan on terms and conditions reasonably satisfactory to Buyer. Buyer shall promptly apply for and shall diligently pursue Nationwide's written approval of Buyer's assumption of the Loan. In the event that, notwithstanding its diligent efforts to obtain Nationwide's approval to the assumption of the Loan, Buyer is unable to do so within forty-five (45) days from the expiration date of the Contingency Period, Buyer shall have the right to terminate this Agreement and the Escrow created pursuant hereto pursuant to the terms of Paragraph 7(a)(i)(D) hereof, in which event (i) this Agreement and the Escrow created pursuant hereto shall terminate and be of no further force or effect (except for the indemnity and insurance obligations of Buyer contained above in Paragraph 7(a)(i)(A) above, the mutual indemnities set forth in Paragraph 19 below, the obligations of the parties under Paragraph 20 below, and the covenants of Buyer set forth in Paragraph 22(a) below, which shall survive any such termination), (ii) Escrow Holder shall return to Buyer the Deposit and all interest accrued thereon (less Buyer's share of escrow cancellation charges), and (iii) Buyer shall return to Seller all Documents and Materials previously delivered to Buyer by Seller.

              (vi) Representations and Warranties. Seller's representations and warranties set forth in Paragraph 13 hereof shall be true and correct as of the Closing Date.

              (vii) Conditions Generally. Buyer hereby acknowledges that, except as expressly provided herein, Seller shall have no duty or obligation of any kind whatsoever to amend, modify or in any way ameliorate or attempt to amend, modify or ameliorate any matter disapproved by Buyer, and Buyer's sole and exclusive remedy in the event Buyer disapproves any one or more of such matters shall be to cancel this Agreement in accordance with Buyer's rights to do so contained herein.

          (b) Conditions to Seller's Obligations. For the benefit of Seller, the Close of Escrow shall be conditioned upon the occurrence or satisfaction (or Seller's waiver thereof, it being agreed that Seller may waive such condition) of the condition that Buyer shall have timely performed all of the obligations required by the terms of this Agreement to be performed by Buyer.

     8. Deposits by Seller. At least one (1) business day prior to the Close of Escrow, Seller shall deposit or cause to be deposited with Escrow Holder the following documents and instruments:

          (a) Deed. The Deed, in the form attached hereto as Exhibit "B", duly executed by Seller and acknowledged.

          (b) Seller's Certificate of Non-Foreign Status. A certificate of non-foreign status ("FIRPTA Certificate"), duly executed by Seller, in the form attached hereto as Exhibit "E".

          (c) Leases. The original Leases.

          (d) Assignment of Leases. A counterpart of the Assignment of Leases and Assumption Agreement ("Assignment of Lease"), duly executed by Seller in the form attached hereto as Exhibit "F", pursuant to which Seller shall assign to Buyer all of Seller's right, title and interest in and to the Leases.

          (e) Contracts. Any and all original Contracts approved or deemed approved by Buyer during or upon expiration of the Contingency Period.

          (f) Assignment of Contracts. A counterpart of the Assignment of Contracts and Assumption Agreement ("Assignment of Contracts"), duly executed by Seller in the form attached hereto as Exhibit "G", pursuant to which Seller shall assign to Buyer all of Seller's right, title and interest in, under and to the Contracts approved or deemed approved by Buyer during or upon expiration of the Contingency Period.

          (g) Bill of Sale. The Bill of Sale ("Bill of Sale"), duly executed by Seller in the form attached hereto as Exhibit "H", conveying all of Seller's right, title and interest in and to any personal property owned by Seller which is used exclusively in connection with the operation and/or maintenance of the Property.

          (h) Tenant Letter. A letter signed by Seller and addressed to the Tenants advising the Tenants of the sale of the Property to Buyer and directing that all future rent payments and other charges are to be forwarded to Buyer at an address to be supplied by Buyer.

          (i) Seller's Certificate. If required pursuant to the terms and provisions of Paragraph 7(a)(iv) hereof, an originally executed Seller's Certificate substantially in the form attached hereto as Exhibit "D".


          (j) Contract Terminations. Other than for Contracts not terminable by Seller, evidence that any Contract which Buyer has elected not to assume has been terminated effective upon the Close of Escrow.


          (k) Other Instruments. Such other documents and instruments as are contemplated under the terms of Paragraph 22(c) below.

     9. Deposits by Buyer. Buyer shall deposit or cause to be deposited with Escrow Holder the Deposit which is to be applied towards the payment of the Purchase Price and the balance of the Purchase Price in the amounts and at the times set forth in Paragraph 3 above. In addition, Buyer shall deposit with Escrow Holder prior to the Close of Escrow the following documents and instruments:

          (a) Assignment of Leases. A counterpart of the Assignment of Leases, duly executed by Buyer.


          (b) Assignment of Contracts. A counterpart of the Assignment of Contracts, duly executed by Buyer.

          (c) Other Instruments. Such other documents and instruments as are contemplated under the terms of Paragraph 22(c) below.

     10. Costs and Expenses. The cost of the Title Policy shall be paid by Seller, provided, however, any additional premium and any additional costs for extended coverage, including all costs associated with any update of the Survey, and the cost of any endorsements to the Title Policy shall be paid by Buyer. The escrow fee of Escrow Holder shall be shared equally by Seller and Buyer. Seller shall pay all documentary transfer taxes and recording fees payable in connection with the recordation of the Deed. Buyer and Seller shall pay, respectively, the Escrow Holder's customary charges to buyers and sellers for document drafting and miscellaneous charges. If, as a result of no fault of Buyer or Seller, Escrow fails to close, Buyer and Seller shall share equally all of Escrow Holder's fees and charges.

     11. Prorations. The following prorations shall be made between Seller and Buyer on the Close of Escrow, computed as of the Close of Escrow:

          (a) Taxes and Assessments. Real and personal property taxes and assessments on the Property shall be prorated on the basis that Seller is responsible for (i) all such taxes for the fiscal years of the applicable taxing authorities occurring prior to the "Current Tax Period" (as hereinafter defined) and (ii) that portion of such taxes for the Current Tax Period determined on the basis of the number of days which have elapsed from the first day of the Current Tax Period to the Close of Escrow, inclusive, whether or not the same shall be payable prior to the Close of Escrow. The phrase "Current Tax Period" refers to the fiscal year of the applicable taxing authority in which the Close of Escrow occurs. In the event that as of the Close of Escrow the actual tax bills for the year or years in question are not available and the amount of taxes to be prorated as aforesaid cannot be ascertained, then the rates and assessed valuation of the previous year, with known changes, shall be used, and when the actual amount of taxes and assessments for the year or years in question shall be determinable, then such taxes and assessments will be reprorated between the parties to reflect the actual amount of such taxes and assessments.

          (b) Rents. Rent and other receivables under the Leases (collectively, "Rents") shall be prorated as of the Close of Escrow on the basis of a thirty
(30) day month and a three hundred sixty (360) day year and shall be accounted for as follows:

              (i) Rents due and collected in the month of the Close of Escrow shall be prorated between Buyer and Seller.

              (ii) Buyer shall be entitled to all Rents and other receivables accruing after the Close of Escrow, and Seller shall be entitled to all Rents collected after the Close of Escrow that were due and payable prior to the Close of Escrow.

              (iii) All Rents received by Buyer or Seller following the Close of Escrow shall be applied against the most recently accrued rent unless the Tenant has specified in writing that such payment relates to a rental prior to the Close of Escrow.

For a period of one (1) year following the Closing Date, Buyer shall continue to bill existing tenants for delinquent rent attributable to the period prior to the Closing Date, but shall not be required to initiate or threaten litigation in connection with any delinquent rent. To the extent Buyer receives payments which are in excess of all sums payable to Buyer following the Close of Escrow, such excess will be presumed to be applicable to the period prior to the Closing Date and Buyer shall promptly pay such excess to Seller. Seller retains the right to collect such delinquent rents directly from Tenants at any time following the Closing Date; provided, however, Seller shall not be permitted to initiate legal action against any Tenant until such Tenant ceases occupancy, nor shall Seller have the right to evict any Tenant or to terminate any lease as a result of such delinquent rent. Seller agrees to state in any demand for delinquent rent made on any such Tenant, or in any legal action to collect such delinquent rent, that Seller is collecting such amounts on its own behalf and not on behalf of Buyer.


          (c) Security Deposits. Buyer shall be credited and Seller shall be charged with any security deposits and advanced rentals in the nature of a security deposit made by the Tenant under the Leases, if any, but only to the extent such security deposits have not been applied by Seller to cure prior defaults under the Leases. Buyer shall also be credited, and Seller shall be charged for all operating cost, pass-throughs paid by the Tenants and held by Seller in reserve for the benefit of the Tenants for the repair and/or improvement of the Property.

          (d) Utilities. Gas, water, electricity, heat, fuel, sewer and other utilities and the operating expenses relating to the Property shall be prorated as of the Close of Escrow to the extent such items are not directly paid for by the Tenants under the Leases. Seller agrees to attempt to obtain final meter readings as of the Close of Escrow. If the parties hereto are unable to obtain final meter readings as of the Close of Escrow, then such expenses shall be estimated as of the Close of Escrow based on the prior operating history of the Property.

          (e) Interest. Interest on the Loan shall be pro-rated as of the Close of Escrow.

          At least one (1) business day prior to the Close of Escrow the parties hereto shall agree upon all of the prorations to be made and submit a statement to the Escrow Holder setting forth the same. In the event that any prorations, apportionments or computations made under this Paragraph 11 shall require final adjustment after the Close of Escrow, then the parties hereto shall make the appropriate adjustments promptly when accurate information becomes available and either party hereto shall be entitled to an adjustment to correct the same. Any corrected adjustment or proration will be paid in cash to the party entitled thereto. The parties' obligations hereunder shall survive the Close of Escrow and recording of the Deed.

     12. Disbursements and Other Actions by Escrow Holder. Upon the Close of Escrow, Escrow Holder shall promptly undertake all of the following in the manner indicated:


          (a) Prorations. Prorate all matters referenced in Paragraph 11 based upon the statement delivered into

          Escrow signed by the parties. (b) Recording. Cause the Deed and any other documents which the parties hereto may mutually direct, to be recorded in the Official Records, in the order directed by the parties.

          (c) Funds. Disburse from funds deposited by Buyer with Escrow Holder towards payment of all items chargeable to the accounts of Buyer and Seller pursuant hereto in payment of such costs, including, without limitation, the payment of the Purchase Price to Seller, and disburse the balance of such funds, if any, to Buyer.

          (d) Title Policy. Direct the Title Company to issue the Title Policy to Buyer.

          (e) Documents to Seller. Deliver to Seller counterparts of the Assignment of Lease and the Assignment of Contracts executed by Buyer.


          (f) Documents to Buyer. Deliver to Buyer the original Leases, the Contracts, the Seller's Certificate (if any), the FIRPTA Certificate, the Bill of Sale, counterparts of the Assignment of Leases and the Assignment of Contracts executed by Seller and the letter described in Paragraph 8(h) above addressed to the Tenants advising the Tenants of this transaction.


     13. Seller's Covenants, Representations and Warranties. In consideration of Buyer entering into this Agreement and as an inducement to Buyer to purchase the Property from Seller, Seller hereby makes the following covenants, representations and warranties to Buyer as of the date of this Agreement, each of which is material and being relied upon by Buyer:


          (a) Authority. Seller has the legal right, power and authority to enter into this Agreement and to consummate the transactions contemplated hereby, and the execution, delivery and performance of this Agreement have been duly authorized and no other action by Seller is requisite to the valid and binding execution, delivery and performance of this Agreement, except as otherwise expressly set forth in this Agreement.

          (b) Foreign Person Affidavit. Seller is not a foreign person as defined in Section 1445 of the Internal Revenue Code.


          (c) Leases. To Seller's actual knowledge, the Leases delivered by Seller to Buyer are true, correct and complete copies of all Leases affecting the Property.

          (d) Contracts. To Seller's actual knowledge, the Contracts delivered by Seller to Buyer are true, correct and complete copies of all Contracts affecting the Property. Except for the Contracts and the documents disclosed by the Condition of Title, there are no service or maintenance contracts affecting the Property.

          (e) Litigation. To Seller's actual knowledge, and other than as disclosed by Seller to Buyer, there is no litigation pending or threatened against Seller or the Property.

          (f) Eminent Domain. To Seller's actual knowledge, there is no actual or pending proceeding against all or any part of the Property in eminent domain.

          (g) Hazardous Materials. Seller has not deposited or released any "Hazardous Materials" (as defined in Paragraph 14(b) below) on the Property in violation of any applicable laws, rules or regulations in existence as of the date of this Agreement. To Seller's actual knowledge, there is no violation of any Hazardous Materials laws with respect to the Property.

          (h) No Bankruptcy. Seller has made an assignment for the benefit of creditors, and Seller has not filed, or had filed against it, any petition in bankruptcy.

          (i) No Conflict. To Seller's actual knowledge, the execution, delivery and performance of this Agreement by Seller and all of the documents and instruments executed or delivered in connection herewith, do not and will not violate, conflict with or contravene any provision of Seller's organizational documents, any judgment, order, decree or writ or injunction to which Seller is subject, or any law, rule or regulation to which Seller is subject.

          (j) Violation of Law. To Seller's actual knowledge, there is no violation of any laws, ordinances, rules or administrative or judicial orders affecting or regarding the Property.

          (k) Operating Covenant. From and after the date of this Agreement, Seller agrees to operate the Property in the same manner in which it is currently operated, and to maintain all existing insurance on the Property. Upon expiration of the Contingency Period, Seller agrees that it shall not enter into any Lease or Contract affecting the Property without the prior consent of Buyer, which consent shall not be unreasonably withheld, conditioned or delayed. Failure of Buyer to provide Seller with written notice of Buyer's consent or disapproval within three (3) business days following request by Seller shall be deemed consent by Buyer to the applicable Lease or Contract.

The "actual knowledge" of the Seller, as used in this Paragraph 13, means the actual, present knowledge of Doug Himmelberger and Coree Robinson as of the date of this Agreement, without any investigation or inquiry of any kind or nature whatsoever. Seller represents that the foregoing individuals are the most knowledgeable individuals employed by Seller regarding the foregoing representations and warranties.

     14. Buyer's Covenants, Representations and Warranties. In consideration of Seller entering into this Agreement and as an inducement to Seller to sell the Property to Buyer, Buyer makes the following covenants, representations and warranties, each of which is material and is being relied upon by Seller:

          (a) Authority. Buyer has the legal right, power and authority to enter into this Agreement and to consummate the transactions contemplated hereby, and the execution, delivery and performance of this Agreement have been duly authorized and no other action by Buyer is requisite to the valid and binding execution, delivery and performance of this Agreement, except as otherwise expressly set forth in this Agreement.

 (b) As Is. Except for
the express representations and warranties of Seller set forth in Paragraph 13 above, Buyer is acquiring the Property "AS IS" without any representation or warranty of Seller, express, implied or statutory, as to the nature or condition of or title to the Property or its fitness for Buyer's intended use of same. Buyer is, or as of the expiration of the Contingency Period will be, familiar with the Property. Except for the express representations and warranties of Seller set forth in Paragraph 13 above, Buyer is relying solely upon, and as of the expiration of the Contingency Period will have conducted, its own, independent inspection, investigation and analysis of the Property as it deems necessary or appropriate in so acquiring the Property from Seller, including, without limitation, an analysis of any and all matters concerning the condition of the Property and its suitability for Buyer's intended purposes, and a review of all applicable laws, ordinances, rules and governmental regulations (including, but not limited to, those relative to building, zoning and land use) affecting the development, use, occupancy or enjoyment of the Property.

          Without limiting the generality of the foregoing, except with respect to the representations and warranties of Seller set forth in Paragraph 13 above, Buyer hereby expressly waives and relinquishes any and all rights and remedies Buyer may now or hereafter have against Seller, whether known or unknown, with respect to any past, present or future presence or existence of "Hazardous Materials" (as herein defined) on, under or about the Property or with respect to any past, present or future violations of any rules, regulations or laws, now or hereafter enacted, regulating or governing the use, handling, storage or disposal of Hazardous Materials, including, without limitation, (i) any and all rights Buyer may now or hereafter have to seek contribution from Seller under
Section 113(f)(i) of the Comprehensive Environmental Response Compensation and Liability Act of 1980 ("CERCLA"), as amended by the Superfund Amendments and Reauthorization Act of 1986 (42 U.S.C.A. ss.9613), as the same may be further amended or replaced by any similar law, rule or regulation, and (ii) any and all claims, whether known or unknown, now or hereafter existing, with respect to the Property under Section 107 of CERCLA (42 U.S.C.A. ss.9607). As used herein, the term "Hazardous Material(s)" includes, without limitation, any hazardous or toxic materials, substances or wastes which are toxic, ignitable, corrosive or reactive and which are regulated by any local governmental authority, any agency of the state of Arizona or any agency of the United States Government, (A) asbestos, (B) petroleum and petroleum based products, (C) urea formaldehyde foam insulation, (D) polychlorinated biphenyls (PCBs), and (D) freon and other chlorofluorocarbons.

          The waivers and releases by Buyer herein contained shall survive the Close of Escrow and the recordation of the Deed and shall not be deemed merged into the Deed upon its recordation.

          (c) Limitation on Seller's Liability. Buyer represents and covenants that, except with respect to the representations and warranties of Seller set forth in Paragraph 13 above, Seller shall not have any liability, obligation or responsibility of any kind with respect to the following:


              (i) The content or accuracy of any report, study, opinion or conclusion of any soils, toxic, environmental or other engineer or other person or entity who has examined the Property or any aspect thereof.

              (ii) The content or accuracy of any information released to Buyer by an engineer or planner in connection with the development of the Property.

              (iii) The availability of building or other permits or approvals for the Property by any state or local governmental bodies with jurisdiction over the Property.

              (iv) The availability or capacity of sewer, water or other utility connections to the Property.

              (v) Any of the items delivered to Buyer pursuant to Buyer's review of the condition of the Property.

              (vi) The content or accuracy of any other development or construction cost, projection, financial or marketing analysis or other information given to Buyer by Seller or reviewed by Buyer with respect to the Property.


     15. LIQUIDATED DAMAGES. IF BUYER COMMITS A DEFAULT UNDER THIS AGREEMENT AND FAILS TO CLOSE ESCROW (FOR REASONS OTHER THAN A DEFAULT BY SELLER), THEN IN ANY SUCH EVENT, THE ESCROW HOLDER MAY BE INSTRUCTED BY SELLER TO CANCEL THE ESCROW AND SELLER SHALL THEREUPON BE RELEASED FROM ITS OBLIGATIONS HEREUNDER. BUYER AND SELLER AGREE THAT BASED UPON THE CIRCUMSTANCES NOW EXISTING, KNOWN AND UNKNOWN, IT WOULD BE IMPRACTICAL OR EXTREMELY DIFFICULT TO ESTABLISH SELLER'S DAMAGES BY REASON OF BUYER'S DEFAULT UNDER THIS AGREEMENT AND FAILURE TO CLOSE ESCROW. ACCORDINGLY, BUYER AND SELLER AGREE THAT IN THE EVENT OF DEFAULT BY BUYER UNDER THIS AGREEMENT, INCLUDING THE FAILURE TO CLOSE ESCROW BY BUYER UNDER THIS AGREEMENT, IT WOULD BE REASONABLE AT SUCH TIME TO AWARD SELLER, AS SELLER'S SOLE AND EXCLUSIVE REMEDY AT LAW, "LIQUIDATED DAMAGES" EQUAL TO (i) THE AMOUNT REPRESENTED BY THE DEPOSIT (AS DEFINED IN PARAGRAPH 3 HEREOF) PLUS ANY AND ALL ACCRUED INTEREST THEREON, (ii) ANY AND ALL ACTUAL, REASONABLE ATTORNEYS' FEES OR OTHER COSTS INCURRED BY SELLER PURSUANT TO PARAGRAPH 20 HEREOF AND (iii) ANY AND ALL AMOUNTS FOR WHICH BUYER HAS EXPRESSLY INDEMNIFIED SELLER PURSUANT TO PARAGRAPHS 7(a)(i)(A) AND 22(a) HEREOF.

     THEREFORE, IF BUYER COMMITS A DEFAULT UNDER THIS AGREEMENT AND FAILS TO CLOSE ESCROW (FOR REASONS OTHER THAN A DEFAULT BY SELLER), SELLER MAY, AS SELLER'S SOLE AND EXCLUSIVE REMEDY, INSTRUCT THE ESCROW HOLDER TO CANCEL THE ESCROW WHEREUPON ESCROW HOLDER SHALL IMMEDIATELY PAY OVER TO SELLER THE DEPOSIT, IF HELD BY ESCROW HOLDER, TOGETHER WITH ALL INTEREST ACCRUED THEREON, AND SELLER SHALL BE RELIEVED FROM ALL OBLIGATIONS AND LIABILITIES HEREUNDER, AND, PROMPTLY FOLLOWING ESCROW HOLDER'S RECEIPT OF SUCH INSTRUCTION, ESCROW HOLDER SHALL CANCEL THE ESCROW.

     SELLER AND BUYER ACKNOWLEDGE THAT THEY HAVE READ AND UNDERSTAND THE PROVISIONS OF THIS PARAGRAPH 15 AND BY THEIR INITIALS IMMEDIATELY BELOW AGREE TO BE BOUND BY ITS TERMS.

              --------------                             --------------
            Seller's Initials                           Buyer's Initials

     16. Buyer's Remedies. In the event Seller fails to perform its obligations pursuant to this Agreement for any reason except the failure by Buyer to perform hereunder, Buyer shall elect, as its sole and exclusive remedy, either to (i) terminate this Agreement by giving Seller and Escrow Holder timely written notice of such election prior to or at the Close of Escrow, and upon return to Seller of the Documents and Materials, recover the Deposit, or (ii) enforce specific performance of this Agreement. In the event, and only in the event, that specific performance is unavailable to Buyer as a remedy hereunder as a result of an affirmative act or omission by Seller, Buyer shall be entitled to recover reasonable out-of-pocket expenses actually incurred by Buyer in connection with the negotiation and documentation of this Agreement and Buyer's investigation of the Property in an amount not to exceed Fifty Thousand Dollars ($50,000.00). IN NO EVENT SHALL SELLER, ITS DIRECT OR INDIRECT PARTNERS, SHAREHOLDERS, OWNERS OR AFFILIATES, ANY OFFICER, DIRECTOR, EMPLOYEE OR AGENT OF THE FOREGOING, OR ANY AFFILIATE OR CONTROLLING PERSON THEREOF HAVE ANY LIABILITY, BEYOND ITS INTEREST IN THE PROPERTY, FOR ANY CLAIM, CAUSE OF ACTION OR OTHER LIABILITY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE PROPERTY, WHETHER BASED ON CONTRACT, COMMON LAW, STATUTE, EQUITY OR OTHERWISE.

     SELLER AND BUYER ACKNOWLEDGE THAT THEY HAVE READ AND UNDERSTAND THE PROVISIONS OF THIS PARAGRAPH 16 AND BY THEIR INITIALS IMMEDIATELY BELOW AGREE TO BE BOUND BY ITS TERMS.

              --------------                             --------------
            Seller's Initials                           Buyer's Initials

     17. Damage or Condemnation Prior to Closing. Seller shall promptly notify Buyer of any casualty to the Property or any condemnation proceeding commenced prior to the Close of Escrow. In the event that prior to the Close of Escrow, the Property, or any portion thereof, is the subject of a material condemnation proceeding or is destroyed or materially damaged, Buyer shall have the right, exercisable by giving written notice to Seller within five (5) days after receipt of written notice of such condemnation, damage or destruction, either
(i) to terminate this Agreement, in which event the Deposit and all interest accrued thereon shall be immediately returned to Buyer, any other money or documents in Escrow shall be returned to the party depositing the same, and neither party hereto shall have any further rights or obligations hereunder, or
(ii) to accept the Property in its then condition and to proceed with the consummation of the transaction contemplated by this Agreement, and to receive an assignment of all of Seller's rights to any condemnation or insurance proceeds payable by reason of such condemnation, damage or destruction.

     In the event that prior to the Close of Escrow there is any non-material condemnation of or damage to the Property, or any part thereof, Buyer shall accept the Property in its then condition and Buyer shall proceed with the transaction contemplated by this Agreement, in which event Seller shall assign to Buyer all of Seller's rights to any proceeds payable by reason of such condemnation, damage or destruction.

     For purposes of this Paragraph 17, condemnation of or damage to the Property shall be deemed to involve a material portion thereof if the condemnation award or estimated cost of restoration or repair of such damage shall exceed Five Hundred Thousand Dollars ($500,000).

     18. Notices. All notices or other communications required or permitted hereunder shall be in writing, and shall be personally delivered, sent by registered or certified mail, postage prepaid, return receipt requested, delivered by overnight courier such as FedEx, Express Mail, etc. for next business day delivery, or sent by telecopy, and shall be deemed received upon the earlier of (i) if personally delivered, the business day of delivery to the address of the person to receive such notice, (ii) if mailed, three (3) business days after the date of posting by the United States post office, (iii) if given by telecopy, when received as evidenced by the confirmation report, provided it is received before 5:00 p.m. Pacific Time (if received later, the notice will be deemed received on the next business day), or (iv) if delivered by overnight courier, the next business day. Any notice, request, demand, direction or other communication sent by telecopy must be confirmed within forty-eight (48) hours by letter mailed or delivered in accordance with the foregoing.

     To Buyer:                  Amerivest Properties, Inc.
                                1780 South Bellaire Street, Suite 515
                                Denver, Colorado  80222
                                Attention:        John Greenman
                                Telephone:        (303) 297-1800
                                Telecopy:         (303) 296-7353

     With a copy to:            Jenkens & Gilchrist, P.C.
                                1445 Ross Avenue, Suite 3200
                                Dallas, Texas  75202
                                Attention:        William L. Sladek, Esq.
                                Telephone:        (214) 855-4379
                                Telecopy:         (214) 855-4300

     To Seller:                 Arrowhead Fountains Partners, LLC
                                4150 N. Drinkwater Blvd., Suite 200
                                Scottsdale, Arizona  85251
                                Attention:        Doug Himmelberger
                                Telephone:        (480) 444-2000
                                Telecopy:         (480) 444-2001

     With a copy to:            Allen Matkins Leck Gamble & Mallory LLP
                                1900 Main Street, 5th Floor
                                Irvine, California  92614-7321
                                Attention:        R. Michael Joyce, Esq.
                                Telephone:        (949) 553-1313
                                Telecopy:         (949) 553-8354

     To Escrow Holder:          Lawyers Title of Arizona, Incorporated
                                40 E. Mitchell Drive
                                Phoenix, Arizona  85012
                                Attention:        Joel Lazarus
                                Telephone:        (602) 248-0882
                                Telecopy:         (602) 248-2824

     Notice of change of address shall be given by written notice in the manner detailed in this Paragraph 18. Rejection or other refusal to accept or the inability to deliver because of changed address of which no notice was given shall be deemed to constitute receipt of the notice, demand, request or communication sent.

     19. Brokers. Upon the Close of Escrow, Seller shall pay real estate brokerage commissions to Cushman & Wakefield of Arizona, Inc. with respect to this transaction in accordance with Seller's separate agreement with said broker and Seller hereby agrees to indemnify and hold Buyer free and harmless from such commission obligations. If any additional claims for brokers' or finders' fees for the consummation of this Agreement arise, then Buyer hereby agrees to indemnify, save harmless and defend Seller from and against such claims if they shall be based upon any statement or representation or agreement by Buyer, and Seller hereby agrees to indemnify, save harmless and defend Buyer if such claims shall be based upon any statement, representation or agreement made by Seller.

     20. Legal Fees. In the event of the bringing of any action or suit by a party hereto against another party hereunder by reason of any breach of any of the covenants or agreements or any inaccuracies in any of the representations and warranties on the part of the other party arising out of this Agreement, then in that event, the prevailing party in such action or dispute, whether by final judgment, or out of court settlement shall be entitled to have and recover of and from the other party all costs and expenses of suit, including actual reasonable attorneys' fees. Any judgment or order entered in any final judgment shall contain a specific provision providing for the recovery of all costs and expenses of suit, including actual reasonable attorneys' fees (collectively "Costs") incurred in enforcing, perfecting and executing such judgment. For the purposes of this paragraph, Costs shall include, without limitation, attorneys' fees, costs and expenses incurred in (a) postjudgment motions, (b) contempt proceeding, (c) garnishment, levy, and debtor and third party examination, (d) discovery, and (e) bankruptcy litigation.

     21. Assignment. Buyer shall not assign, transfer or convey its rights and/or obligations under this Agreement and/or with respect to the Property without the prior written consent of Seller, which consent Seller may withhold in its sole and absolute discretion; provided, however, Buyer shall be entitled to assign its rights and obligations under this Agreement, without Seller's consent, but upon prior written notice to Seller, to an entity controlled by, or under common control with, Buyer. Any attempted assignment without the prior written consent of Seller shall be void and Buyer shall be deemed in default hereunder. Any permitted assignments shall not relieve the assigning party from its liability under this Agreement.

     22.  Miscellaneous.

          (a) Confidentiality. Seller and Buyer acknowledge that it is in the best interest of Buyer and Seller to maintain the confidentiality of the terms and provisions of this Agreement and the materials relating hereto. Except as otherwise provided herein, Seller and Buyer shall not disclose any of the terms or provisions of this Agreement prior to the Close of Escrow to any person or entity not a party to this Agreement, other than to such party's attorneys, agents, consultants, lenders, partners, shareholders, or as otherwise may be required by law or court order. Nor shall Seller or Buyer issue any press releases or make any public statements relating to this Agreement or Buyer's intended use of the Property, and Buyer shall keep all materials provided or made available to Buyer by Seller, and all materials generated by Buyer in the course of conducting its inspections, review of books and records, and other due diligence activities relating to the Property (including, without limitation, matters relating to the environmental condition of the Property), whether obtained through documents, oral or written communications, or otherwise (collectively, the "Information"), in the strictest confidence. Under no circumstances shall any of the Information be used for any purpose other than the investigation of the Property in connection with its purchase by Buyer as contemplated under this Agreement. Buyer shall cause the confidentiality obligations set forth in this Paragraph 22(a) to be agreed to by its attorneys, auditors, consultants, accountants and any other third parties which Buyer may employ or with which Buyer may work in connection with this transaction and the investigations contemplated hereunder. Upon the conclusion of Buyer's examination, Buyer shall return to Seller all original materials, together with any copies made by Buyer, and all copies of any reports or compilations of data generated from materials or other Information provided to Buyer, and Buyer will cause third parties acting on behalf of Buyer to deliver to Seller all such materials in their possession. Notwithstanding the foregoing, Buyer shall be entitled to contact respective tenants for the Property following expiration of the Contingency Period.

          (b) Survival of Covenants. The covenants, representations and warranties of Buyer set forth in this Agreement shall survive the recordation of the Deed and the Close of Escrow and shall not be deemed merged into the Deed upon its recordation. The covenants, representations and warranties of Seller set forth in this Agreement shall survive the recordation of the Deed and the Close of Escrow for a period of twelve (12) months and shall not be deemed merged into the Deed upon its recordation.

          (c) Required Actions of Buyer and Seller. Buyer and Seller agree to execute such instruments and documents and to diligently undertake such actions as may be reasonably required in order to consummate the purchase and sale herein contemplated and shall use good faith efforts to accomplish the Close of Escrow in accordance with the provisions hereof.

          (d) Time of Essence. Time is of the essence of each and every term, condition, obligation and provision hereof. All references herein to a particular time of day shall be deemed to refer to Arizona time.

          (e) Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original, but all of which, together, shall constitute one and the same instrument.

          (f) Captions. Any captions to, or headings of, the paragraphs or subparagraphs of this Agreement are solely for the convenience of the parties hereto, are not a part of this Agreement, and shall not be used for the interpretation or determination of the validity of this Agreement or any provision hereof.

          (g) No Obligations to Third Parties. Except as otherwise expressly provided herein, the execution and delivery of this Agreement shall not be deemed to confer any rights upon, nor obligate either of Buyer or Seller to, any person or entity other than the parties hereto.

          (h) Exhibits. The Exhibits attached hereto are hereby incorporated herein by this reference for all purposes.

          (i) Amendment to this Agreement. The terms of this Agreement may not be modified or amended except by an instrument in writing executed by both Seller and Buyer.

          (j) Waiver. The waiver or failure to enforce any provision of this Agreement shall not operate as a waiver of any future breach of any such provision or any other provision hereof.

          (k) Applicable Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Arizona.

          (l) Fees and Other Expenses. Except as otherwise provided herein, each of the parties shall pay its own fees and expenses in connection with this Agreement.

          (m) Entire Agreement. This Agreement supersedes any prior agreements, negotiations and communications, oral or written, and contains the entire agreement between Buyer and Seller as to the subject matter hereof. No subsequent agreement, representation, or promise made by either party hereto, or by or to an employee, officer, agent or representative of either party shall be of any effect unless it is in writing and executed by the party to be bound thereby. (n) Partial Invalidity. If any portion of this Agreement as applied to either party or to any circumstances shall be adjudged by a court to be void or unenforceable, such portion shall be deemed severed from this Agreement and shall in no way effect the validity or enforceability of the remaining portions of this Agreement.

          (o) Successors and Assigns. Subject to the provisions of Paragraph 21 hereof, this Agreement shall be binding upon and shall inure to the benefit of the successors and assigns of the parties hereto.

          (p) Business Days. In the event any date described in this Agreement relative to the performance of actions hereunder by Buyer, Seller and/or Escrow Holder falls on a Saturday, Sunday or legal holiday, such date shall be deemed postponed until the next business day thereafter.



          ///

          ///

          ///

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first written above.

"Buyer"                                AMERIVEST PROPERTIES, INC.,
                                       a Maryland corporation

                                       By:  /s/  John B. Greenman
                                          -------------------------------------
                                          Print Name: John B. Greenman
                                                     --------------------------
                                          Print Title: Vice President
                                                      -------------------------

                                       By:
                                          -------------------------------------
                                            Print Name:
                                                       ------------------------
                                            Print Title:
                                                        -----------------------



"Seller"                               ARROWHEAD FOUNTAINS PARTNERS, LLC,
                                       a Delaware limited liability company

                                       By:  KREG-AZ LP, an Arizona limited
                                            partnership
                                            Its:  Managing Member

                                            By:   Koll Development Company, LLC,
                                                  a Delaware limited liability
                                                  company,
                                                  Its:  Managing General Partner

                                                  By:  /s/  Kevin A. Schuck
                                                     --------------------------
                                                     Name:  Kevin A. Schuck
                                                          ---------------------
                                                     Title: Vice President,
                                                            Development

Exhibit "A"       Legal Description Of Property
Exhibit "B"       Special Warranty Deed
Exhibit "C"       Tenant's Estoppel Certificate
Exhibit "D"       Seller's Estoppel Certificate
Exhibit "E"       Transferor's Certification of Non-Foreign Status
Exhibit "F"       Assignment Of Leases And Assumption Agreement
Exhibit "G"       Assignment Of Contracts And Assumption Agreement
Exhibit "H"       Bill Of Sale

                          LEGAL DESCRIPTION OF PROPERTY
                          -----------------------------

THAT PORTION OF THE LOT 3, ARROWHEAD FOUNTAINS CENTER, ACCORDING TO THE PLAT OF RECORD IN THE OFFICE OF THE COUNTY RECORDER OF MARICOPA COUNTY, ARIZONA, IN BOOK 446 OF MAPS, PAGE 38, DESCRIBED AS FOLLOWS:

BEGINNING AT THE NORTHWEST CORNER OF SAID LOT 3:

THENCE SOUTH 90 DEGREES 00 MINUTES 00 SECONDS EAST ALONG THE NORTH LINE OF SAID LOT 3, A DISTANCE OF 591.29 FEET TO THE NORTHEASTERLY LINE OF SAID LOT 3, BEING A NON-TANGENT POINT OF INTERSECTION WITH A CURVE CONCAVE TO THE NORTHEAST, HAVING A RADIUS OF 535.00 FEET AND A RADIAL BEARING NORTH 37 DEGREES 43 MINUTES 33 SECONDS EAST;

THENCE SOUTHEASTERLY ALONG SAID NORTHEASTERLY LINE AND SAID CURVE THROUGH A CENTRAL ANGEL OF 02 DEGREES 48 MINUTES 52 SECONDS, AN ARC DISTANCE OF 26.28 FEET;

THENCE SOUTH 55 DEGREES 05 MINUTES 19 SECONDS EAST ALONG SAID NORTHEASTERLY LINE, A DISTANCE OF 25.00 FEET TO A POINT OF TANGENCY OF A CURVE CONCAVE TO THE WEST AND HAVING A RADIUS OF 35.00 FEET;

THENCE SOUTHERLY ALONG SAID CURVE THROUGH A CENTRAL ANGLE OF 90 DEGREES 00 MINUTES 00 SECONDS, AN ARC DISTANCE OF 54.98 FEET TO THE SOUTHEASTERLY LINE OF SAID LOT 3;

THENCE SOUTH 34 DEGREES 54 MINUTES 41 SECONDS WEST ALONG SAID SOUTHEASTERLY LINE, A DISTANCE OF 425.60 FEET;

THENCE NORTH 71 DEGREES 35 MINUTES 48 SECONDS WEST, A DISTANCE OF 512.71 FEET TO THE WESTERLY LINE OF SAID LOT 3;

THENCE NORTH 18 DEGREES 24 MINUTES 12 SECONDS EAST ALONG SAID WESTERLY LINE, A DISTANCE OF 280.07 FEET TO THE TRUE POINT OF BEGINNING.


                                  EXHIBIT "A"
                                      -1-

RECORDED AT REQUEST OF AND
--------------------------
WHEN RECORDED MAIL TO:
----------------------

-----------------------------

-----------------------------

-----------------------------
Attention:
          -------------------

MAIL TAX STATEMENTS TO
----------------------

         Same as above.


--------------------------------------------------------------------------------

                              SPECIAL WARRANTY DEED

STATE OF ARIZONA         )
                         )
COUNTY OF MARICOPA       )

ALL MEN BY THESE PRESENTS:

     That ARROWHEAD FOUNTAINS PARTNERS, LLC, a Delaware limited liability company, hereinafter called "Grantor", for and in consideration of TEN AND NO/100 Dollars ($10.00), to it paid, by AMERIVEST PROPERTIES, INC., a Maryland corporation, hereinafter called "Grantee", and of other good and valuable consideration, receipt whereof is hereby acknowledged, has granted, bargained and sold and does hereby grant, bargain, sell and convey to Grantee, its successors and assigns, the real property, including all Grantor's right, title and interest, if any, in any mineral rights, air rights, water rights, or gores or strips of land adjoining said real property (collectively, the "Property") more particularly described as follows:

     THAT CERTAIN PROPERTY SITUATED IN THE STATE OF ARIZONA, COUNTY OF MARICOPA, AND IS DESCRIBED AS FOLLOWS:

     THAT PORTION OF THE LOT 3, ARROWHEAD FOUNTAINS CENTER, ACCORDING TO THE PLAT OF RECORD IN THE OFFICE OF THE COUNTY RECORDER OF MARICOPA COUNTY, ARIZONA, IN BOOK 446 OF MAPS, PAGE 38, DESCRIBED AS FOLLOWS:

     BEGINNING AT THE NORTHWEST CORNER OF SAID LOT 3:

     THENCE SOUTH 90 DEGREES 00 MINUTES 00 SECONDS EAST ALONG THE NORTH LINE OF SAID LOT 3, A DISTANCE OF 591.29 FEET TO THE NORTHEASTERLY LINE OF SAID LOT 3, BEING A NON-TANGENT POINT OF INTERSECTION WITH A CURVE CONCAVE TO THE NORTHEAST, HAVING A RADIUS OF 535.00 FEET AND A RADIAL BEARING NORTH 37 DEGREES 43 MINUTES 33 SECONDS EAST;

                                EXHIBIT "B"
                                    -1-

     THENCE SOUTHEASTERLY ALONG SAID NORTHEASTERLY LINE AND SAID CURVE THROUGH A CENTRAL ANGEL OF 02 DEGREES 48 MINUTES 52 SECONDS, AN ARC DISTANCE OF 26.28 FEET;

     THENCE SOUTH 55 DEGREES 05 MINUTES 19 SECONDS EAST ALONG SAID NORTHEASTERLY LINE, A DISTANCE OF 25.00 FEET TO A POINT OF TANGENCY OF A CURVE CONCAVE TO THE WEST AND HAVING A RADIUS OF 35.00 FEET;

     THENCE SOUTHERLY ALONG SAID CURVE THROUGH A CENTRAL ANGLE OF 90 DEGREES 00 MINUTES 00 SECONDS, AN ARC DISTANCE OF 54.98 FEET TO THE SOUTHEASTERLY LINE OF SAID LOT 3;

     THENCE SOUTH 34 DEGREES 54 MINUTES 41 SECONDS WEST ALONG SAID SOUTHEASTERLY LINE, A DISTANCE OF 425.60 FEET;

     THENCE NORTH 71 DEGREES 35 MINUTES 48 SECONDS WEST, A DISTANCE OF
     512.71 FEET TO THE WESTERLY LINE OF SAID LOT 3;

     THENCE NORTH 18 DEGREES 24 MINUTES 12 SECONDS EAST ALONG SAID WESTERLY LINE, A DISTANCE OF 280.07 FEET TO THE TRUE POINT OF BEGINNING.

     TO HAVE AND TO HOLD the Property hereby conveyed unto Grantee, its successors and assigns, subject to the matters shown on Exhibit "A" attached hereto and made a part hereof for all purposes.

     Grantor hereby binds itself and its successors to warrant and defend the title, as against all acts of Grantor and no other, subject to the matters above set forth.

     IN WITNESS WHEREOF, Grantor has duly executed this Instrument this ___ day of __________, 2001.

                                       GRANTOR:

                                       ARROWHEAD FOUNTAINS PARTNERS, LLC,
                                       Delaware limited liability company

                                       By:  KREG-AZ LP, an Arizona limited
                                            partnership
                                            Its:  Managing Member

                                             By:  Koll Development Company, LLC,
                                                  a Delaware limited liability
                                                  company,
                                                  Its:  Managing General Partner

                                                  By:
                                                     --------------------------
                                                  Name:
                                                       ------------------------
                                                  Title:
                                                        -----------------------

                                  EXHIBIT "B"
                                      -2-

STATE OF _________________)
                          ) ss.
COUNTY OF ________________)


         On __________ ___, 2001, before me, ______________________, a Notary
Public in and for said state, personally appeared __________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument, the person, or the entity upon behalf of which the person acted, executed the instrument.

         WITNESS my hand and official seal.



                                       ___________________________________
                                       Notary Public in and for said State

My commission expires:  __________

(SEAL)


                                  EXHIBIT "B"
                                      -3-

                          TENANT'S ESTOPPEL CERTIFICATE
                          -----------------------------

     The undersigned, as Tenant under that certain Lease (the "Lease") dated as of ________________, 20__, made by ___________________________________, as
Landlord, with respect to the premises located at ____________________________________________, ___________________________,
_____________, hereby certifies as follows:

     1. The commencement date under the Lease was __________________, ____;

     2. The term of the Lease will expire on ______________, ____;

     3. Tenant has deposited with Landlord the sum of ______________________ Dollars ($_________) as a Security Deposit;

     4. No rents or charges have been paid in advance, except for the following rents or charges which have been paid to the date specified: $_________ paid to ____________, ____;

     5. The current monthly rental (including all Consumer Price Index adjustments and as otherwise adjusted pursuant to the terms of the Lease) is ____________________________ Dollars ($___________);

     6. The Lease (including all Exhibits) is in full force and effect and has not been assigned, modified, supplemented or amended in any way, except as follows:________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

     7. The Lease, as affected by those changes set forth in Paragraph 6 above, represents the entire agreement between the parties as to the Premises;

     8. There are no uncured defaults by Landlord under the Lease, and Tenant knows of no events or conditions which, with the passage of time or notice, or both, would constitute a default by Landlord under the Lease, except as follows:
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

     9. At the date hereof, there are no existing defenses or offsets which the undersigned has against the enforcement of the Lease by Landlord;

     10. Tenant acknowledges that it has waived any right of first refusal to purchase the Premises or any right to purchase the Premises or any option to purchase the Premises that it may have; and

                                  EXHIBIT "C"
                                      -1-

     11. All conditions of the Lease to be performed by Landlord and necessary to the enforceability of the Lease have been satisfied.

EXECUTED this _____ day of ________________, 20__.

                                            ___________________________________

                                            By:________________________________

                                            Print Name:________________________
                                            Print Title:_______________________

                                            By:________________________________
                                            Print Name:________________________
                                            Print Title:_______________________

                                  EXHIBIT "C"
                                      -2-

                          SELLER'S ESTOPPEL CERTIFICATE
                          -----------------------------

     This Seller's Estoppel Certificate ("Certificate") is made as of the _____ day of ___________________, 2001, by ARROWHEAD FOUNTAINS PARTNERS, LLC, a Delaware limited liability company ("Seller"), in favor of AMERIVEST PROPERTIES, INC., a Maryland corporation ("Buyer"), with reference to the following facts:


                                R E C I T A L S :
                                - - - - - - - -


     A. Seller and Buyer entered into that certain Agreement of Purchase and Sale and Joint Escrow Instructions ("Agreement"), made and entered into as of ______________, 2001, pursuant to which Seller agreed to sell to Buyer the "Property" (as defined in the Agreement).

     B. Pursuant to Paragraph 7(a)(iv) of the Agreement, Seller may elect to deliver its own estoppel certificate for the "Lease" (as defined in the Agreement) if Seller is unable to obtain an "Estoppel Certificate" from the "Tenant" (as such terms are defined in the Agreement) prior to the closing of the transaction contemplated by the Agreement.

         NOW, THEREFORE, Seller hereby certifies to Buyer as follows:

     1. The commencement date under the Lease was _______________, ____;

     2. The term of the Lease will expire on _________________, ____;

     3. Tenant has deposited with Seller the sum of ________________________ Dollars ($________) as a Security Deposit;

     4. No rents or charges have been paid in advance, except for the following rents or charges which have been paid to the date specified: $________ paid to _____________, ____;

     5. The current monthly rental (including all Consumer Price Index adjustments and as otherwise adjusted pursuant to the terms of the Lease) is ____________________________ Dollars ($__________);

     6. The Lease (including all Exhibits) is in full force and effect and, to Seller's actual knowledge (as defined in the Agreement) without any investigation or inquiry of an kind or nature whatsoever, the Lease has not been assigned, modified, supplemented or amended in any way, except as follows:______
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

     7. The Lease, as affected by those changes set forth in Paragraph 6 above, represents the entire agreement between the parties;

     8. To Seller's actual knowledge (as defined in the Agreement) there are no uncured defaults by Seller under the Lease, and Seller is not aware, without any investigation or inquiry of any kind or nature whatsoever, of any events or conditions which, with the passage of time or the giving of notice, or both, would constitute a default by Seller under the Lease, except as follows:________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________


                                  EXHIBIT "D"
                                      -1-

     9. At the date hereof, and, to Seller's actual knowledge (as defined in the Agreement) without any investigation or inquiry of an kind or nature whatsoever, there are no existing defenses or offsets which the Tenant has against the enforcement of the Lease by Seller; and

 10. To Seller's actual knowledge (as defined in the Agreement) all conditions of the Lease to be performed by Seller and necessary to the enforceability of the Lease have been satisfied.

     IN WITNESS WHEREOF, Seller has executed this Certificate as of the date first set forth above.

                                       ARROWHEAD FOUNTAINS PARTNERS, LLC,
                                       a Delaware limited liability company

                                       By:   KREG-AZ LP, an Arizona limited
                                             partnership
                                             Its:  Managing Member

                                             By:  Koll Development Company, LLC,
                                                  a Delaware limited liability
                                                  company,
                                                  Its:  Managing General Partner

                                                  By:__________________________

                                                  Name:________________________

                                                  Title:_______________________

                                  EXHIBIT "D"
                                      -2-

                TRANSFEROR'S CERTIFICATION OF NON-FOREIGN STATUS
                ------------------------------------------------

FEDERAL FIRPTA CERTIFICATE

     To inform ___________________________________________, a (the "Transferee")
that withholding of tax under Section 1445 of the Internal Revenue Code of 1986, as amended ("Code") will not be required upon the transfer by _______________________________ ("Transferor") of certain interests in real property to the Transferee, the undersigned hereby certifies the following on behalf of the Transferor:

     1. The Transferor is not a foreign corporation, foreign partnership, foreign trust, foreign estate or foreign person (as those terms are defined in the Code and the Income Tax Regulations promulgated thereunder); and

     2. The Transferor's U.S. employer or tax (social security) identification number is _________________________.

     The Transferor understands that this Certification may be disclosed to the Internal Revenue Service by the Transferee and that any false statement contained herein could be punished by fine, imprisonment, or both.

     Under penalty of perjury I declare that I have examined this Certification and to the best of my knowledge and belief it is true, correct and complete, and I further declare that I have authority to sign this document on behalf of the Transferor.

"Transferor"                                ___________________________________

                                            By:________________________________

                                            Print Name:________________________

                                            Print Title:_______________________


"Transferee"                                ___________________________________

                                            By:________________________________

                                            Print Name:________________________

                                            Print Title:_______________________


                                  EXHIBIT "E"
                                      -1-

                  ASSIGNMENT OF LEASES AND ASSUMPTION AGREEMENT
                  ---------------------------------------------

     THIS ASSIGNMENT OF LEASES AND ASSUMPTION AGREEMENT ("Assignment"), made as of the _____ day of __________________, 2001, by and between ARROWHEAD FOUNTAINS PARTNERS, LLC, a Delaware limited liability company ("Assignor"), and AMERIVEST PROPERTIES, INC., a Maryland corporation ("Assignee").


                              W I T N E S S E T H:
                              - - - - - - - - - -


     WHEREAS, Assignor and Assignee have entered into that certain Agreement of Purchase and Sale and Joint Escrow Instructions, dated _________________, 2001 ("Agreement"), for the purchase and sale of certain real property ("Property") more particularly described in Exhibit "A" to the Agreement.

     WHEREAS, this Assignment is being made pursuant to the terms of the Agreement for the purpose of assigning to Assignee all of Assignor's right, title and interest in and to those certain leases ("Leases") entered into between Assignor, as landlord, and ____________________, as tenant, as description of which is attached hereto as Schedule "1".

     NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows: 1. Assignment of Leases. Assignor hereby grants, assigns, transfers, conveys and delivers to Assignee the Leases and all of the right, title, estate, interest, benefits and privileges of the lessor thereunder, and Assignee hereby accepts such assignment, provided, however, that Assignor hereby retains all contract rights under the Leases which accrued prior to the transfer of the Property to Assignee, including, without limitation, any and all rights and causes of action to recover past-due rent or other charges due under the Leases to the extent provided in Paragraph 11(b) of the Agreement.

     2. Assumption of Obligations. By acceptance of this Assignment, Assignee hereby assumes and agrees to perform and to be bound by all of the terms, covenants, conditions and obligations imposed upon or assumed by Assignor under the Leases. Said assumption shall have application only to those obligations under the Leases first accruing or arising on or after the delivery of this Assignment and shall have no application to obligations accruing or arising prior to said date.

     3. Successors and Assigns. This Assignment shall be binding upon and inure to the benefit of the successors, assigns, personal representatives, heirs and legatees of the respective parties hereto.

     4. Attorneys' Fees. In the event of the bringing of any action or suit by a party hereto against another party hereunder by reason of any breach of any of the covenants, conditions, agreements or provisions on the part of the other party arising out of this Assignment, then in that event the prevailing party shall be entitled to have and recover of and from the other party all costs and expenses of the action or suit, including reasonable attorneys' fees.

                                  EXHIBIT "F"
                                      -1-

     5. Governing Law. This Assignment shall be governed by, interpreted under, and construed and enforceable with, the laws of the State of Arizona.

     6. Counterparts. This Assignment may be executed in multiple counterparts, each of which shall be deemed an original, but all of which, together, shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have executed this instrument as of the date first written above

"Assignor"                             ARROWHEAD FOUNTAINS PARTNERS, LLC,
                                       a Delaware limited liability company

                                       By:   KREG-AZ LP, an Arizona limited
                                             partnership
                                             Its:  Managing Member

                                             By:  Koll Development Company, LLC,
                                                  a Delaware limited liability
                                                  company,
                                                  Its:  Managing General Partner

                                                  By:__________________________

                                                  Name:________________________

                                                  Title:_______________________


"Assignee"                                  AMERIVEST PROPERTIES, INC.
                                            a Maryland corporation

                                            By:________________________________
                                               Print Name:_____________________
                                               Print Title:____________________

                                            By:________________________________
                                               Print Name:_____________________
                                               Print Title:____________________

                                  EXHIBIT "F"
                                      -2-

                                     LEASES
                                     ------





                                 SCHEDULE "1" to
                                   EXHIBIT "F"
                                      -1-

                ASSIGNMENT OF CONTRACTS AND ASSUMPTION AGREEMENT
                ------------------------------------------------


     THIS ASSIGNMENT OF CONTRACTS AND ASSUMPTION AGREEMENT ("Assignment"), is made as of the _____ day of ____________________, 2001, by and between ARROWHEAD FOUNTAINS PARTNERS, LLC, a Delaware limited liability company ("Assignor"), and AMERIVEST PROPERTIES, INC., a Maryland corporation ("Assignee").


                              W I T N E S S E T H:
                              - - - - - - - - - -


     WHEREAS, Assignor and Assignee have entered into that certain Agreement of Purchase and Sale and Joint Escrow Instructions, dated _______________________, 2001 ("Agreement"), for the purchase and sale of certain real property ("Property") more particularly described in Exhibit "A" to the Agreement.

     WHEREAS, this Assignment is being made pursuant to the terms of the Agreement for the purpose of assigning to Assignee all of Assignor's rights, title and interest in and to those certain service and maintenance contracts described on Exhibit "A" attached hereto (the "Contracts").

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1. Assignment of Contracts. Assignor hereby grants, assigns, transfers, conveys and delivers to Assignee, without warranty and "as-is", all of Assignor's right, title, interest, benefits and privileges, if any, under the Contracts, and Assignee hereby accepts such Assignment.

     2. Assumption of Obligations. By acceptance of this Assignment, Assignee hereby assumes and agrees to perform and to be bound by all of the terms, covenants, conditions and obligations imposed upon or assumed by Assignor under the Contracts. Said assumption shall have application only to those obligations under the Contracts first accruing or arising on or after the delivery of this Assignment and shall have no application to obligations accruing or arising prior to said date.

     3. Successors and Assigns. This Assignment shall be binding upon and inure to the benefit of the successors, assigns, personal representatives, heirs and legatees of the respective parties hereto.

     4. Attorneys' Fees. In the event of the bringing of any action or suit by a party hereto against another party hereunder by reason of any breach of any of the covenants, conditions, agreements or provisions on the part of the other party arising out of this Assignment, then in that event the prevailing party shall be entitled to have and recover of and from the other party all costs and expenses of the action or suit, including reasonable attorneys' fees.

     5. Governing Law. This Assignment shall be governed by, interpreted under, and construed and enforceable with, the laws of the State of California.

                                   EXHIBIT "G"
                                      -1-

     6. Counterparts. This Assignment may be executed in multiple counterparts, each of which shall be deemed an original, but all of which, together, shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have executed this instrument as of the date first written above.

"Assignor"                             ARROWHEAD FOUNTAINS PARTNERS, LLC,
                                       a Delaware limited liability company

                                       By:   KREG-AZ LP, an Arizona limited
                                             partnership
                                             Its:  Managing Member

                                             By:  Koll Development Company, LLC,
                                                  a Delaware limited liability
                                                  company,
                                                  Its:  Managing General Partner

                                                  By:__________________________

                                                  Name:________________________

                                                  Title:_______________________

"Assignee"                                  AMERIVEST PROPERTIES, INC.
                                            a Maryland corporation

                                            By:________________________________
                                               Print Name:_____________________
                                               Print Title:____________________

                                            By:________________________________
                                               Print Name:_____________________
                                               Print Title:____________________


                         [Attach Schedule of Contracts]



                                   EXHIBIT "G"
                                      -1-

                                  BILL OF SALE
                                  ------------

     FOR VALUABLE CONSIDERATION, the receipt of which is hereby acknowledged, ARROWHEAD FOUNTAINS PARTNERS, LLC, a Delaware limited liability company ("Seller"), does hereby give, grant, bargain, sell, transfer and deliver unto AMERIVEST PROPERTIES, INC., a Maryland corporation ("Buyer"), all of that certain personal property listed on the attached Schedule "1" (the "Personal Property") which is owned by Seller and is located on and used in connection with the real property more particularly described on Schedule "2" attached hereto, which is being conveyed to Buyer on or about of even date herewith. The Personal Property is hereby acquired by Buyer "as-is" without any representation or warranty of any kind or nature of Seller, express, implied or statutory, as to the nature of or title to the Personal Property or its fitness for Buyer's intended use of same. Notwithstanding the foregoing, Seller hereby represents and warrants that, to Seller's actual knowledge, that Seller has title to the Personal Property, and that the Personal Property is not subject to any liens, encumbrances or third party claims.

EXECUTED this _____ of ________________, 2001.


"Seller"                               ARROWHEAD FOUNTAINS PARTNERS, LLC,
                                       a Delaware limited liability company

                                       By:   KREG-AZ LP, an Arizona limited
                                             partnership
                                             Its:  Managing Member

                                             By:  Koll Development Company, LLC,
                                                  a Delaware limited liability
                                                  company,
                                                  Its:  Managing General Partner

                                                  By:__________________________

                                                  Name:________________________

                                                  Title:_______________________



      [Attach Personal Property Description and Real Property Description]


                                  EXHIBIT "H"
                                      -1-